UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2026

Westlake Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WLK	The New York Stock Exchange
1.625% Senior Notes due 2029	WLK29	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On April 27, 2026, Westlake Corporation (the “Company”) and Westlake Vinnolit GmbH & Co. KG, a wholly owned subsidiary of the Company, entered into a non-binding letter of intent with the preliminary insolvency administrator of VYNOVA Wilhelmshaven GmbH to acquire a polyvinyl chloride and vinyl chloride monomer production site located in Wilhelmshaven, Germany. The proposed transaction is subject to negotiation of definitive documentation, receipt of regulatory approvals, formal commencement of insolvency proceedings, final approval by the creditors’ committee and other conditions.

The information furnished pursuant to this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified as being incorporated therein.

Cautionary Statement About Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts, including statements regarding the anticipated timeframe for the execution of definitive agreements for, and the closing of, the transactions contemplated by the letter of intent, are forward-looking statements within the meaning of the U.S. securities laws. These forward-looking statements are subject to significant risks and uncertainties, many of which are beyond the Company’s control. Actual results could differ materially, based on factors including, but not limited to, the ability to secure regulatory approvals and the resolution of insolvency proceedings. For more detailed information about the factors that could cause actual results to differ materially, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CORPORATION

Date: May 1, 2026	By:	/s/ L. Benjamin Ederington
L. Benjamin Ederington Executive Vice President, Legal and External Affairs

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